Supplement to the
Fidelity® Global High Income Fund
Class A, Class M, Class C and Class I
June 29, 2018
Prospectus

Effective January 1, 2019, Ian Spreadbury no longer serves as co-manager of the fund.

Effective January 1, 2019, the following information supplements similar information found in the “Fund Summary” section under the “Portfolio Manager(s)” heading.

James Durance (co-manager) has managed the fund since January 2019.

Effective January 1, 2019, the following information supplements the biographical information found in the “Fund Management” section under the “Portfolio Manager(s)” heading.

James Durance is co-manager of the fund, which he has managed since January 2019. Since joining Fidelity Investments in 2013, Mr. Durance has worked as a senior credit analyst and portfolio manager.

The following information supplements information found in the "Appendix" section under the "Sales Charge Waiver Policies Applied by Certain Intermediaries" heading.

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (Raymond James)

Intermediary-Defined Sales Charge Waiver Policies:

The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold fund shares.

Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred sales charge (CDSC) waivers, which are discussed below. In all instances, it is the purchaser's responsibility to notify the fund or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in a fund's prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James:

• Shares purchased in an investment advisory program.

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

• Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

• A shareholder in the fund's Class C shares will have their shares converted at net asset value per share (NAV) to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C shares available at Raymond James:

• Death or disability of the shareholder.

• Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus.

• Return of excess contributions from an IRA Account.

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus.

• Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

• Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation:

• Breakpoints as described in this prospectus.

• Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

AGHI-18-03 1.928679.114	December 28, 2018

Supplement to the
Fidelity® Global High Income Fund
June 29, 2018
Prospectus

Effective January 1, 2019, Ian Spreadbury no longer serves as co-manager of the fund.

Effective January 1, 2019, the following information supplements similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.

James Durance (co-manager) has managed the fund since January 2019.

Effective January 1, 2019, the following information supplements the biographical information found in the "Fund Management" section under the "Portfolio Manager(s)" heading.

James Durance is co-manager of the fund, which he has managed since January 2019. Since joining Fidelity Investments in 2013, Mr. Durance has worked as a senior credit analyst and portfolio manager.

GHI-18-01 1.962838.106	December 28, 2018